Commitments and Contingencies - Schedule of Net Minimum Payments Under Non-Cancelable Operating Leases (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Remainder of 2020	$ 1,933
2020		$ 8,167
2021	5,476	4,838
2022	3,017	2,652
2023	1,036
Operating Leases, Future Minimum Payments, Due Thereafter	38	906
Total future minimum lease payments	$ 11,500	$ 16,563